UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22677

Avenue Mutual Funds Trust
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022 (212) 878-3500		Copy to: Stuart Strauss Dechert LLP 1095 Avenue of the Americas New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31, 2014

Date of reporting period:	October 31, 2014

Item 1.  Shareholder Report

Avenue Credit Strategies Fund

Manager Commentary

October 31, 2014 (unaudited)

Dear Shareholder,

We are pleased to present the 2014 Annual Report for Avenue Credit Strategies Fund, a series of Avenue Mutual Funds Trust (the “Fund”). The following Manager Commentary covers the one year period ended October 31, 2014.

Fund Objective and Principal Investment Strategy

The Fund seeks total return, primarily from capital appreciation, fees and interest income. Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objective by opportunistically investing in a combination of high yield bonds, senior secured bank loans and distressed debt instruments (and loan-related or debt-related instruments, including derivative instruments), including new issuance.

Performance1,2

The Fund measures its performance against its peers and a combination of two indices: the Barclays U.S. Corporate High Yield Index (the “Barclays Index”) and the CS Leveraged Loan Index (the “CS Index”). For the year ended October 31, 2014, the Fund had a total return of 4.79% for the Institutional Class Shares and 4.50% for the Investor Class Shares, compared to 5.82% for the Barclays Index and 3.77% for the CS Index. For the period June 1, 2012 (inception) through October 31, 2014, the Fund had an average annual return of 11.73% for the Institutional Class Shares and 11.44% for the Investor Class Shares, compared to 9.32% for the Barclays Index and 5.95% for the CS Index.

Factors Affecting Performance

The Fund underperformed the Barclays Index and outperformed the CS Index over the period. The Fund continues to utilize fundamental analysis to drive our investment approach and individual security selection across a number of positions focused in the U.S., and Europe as well as allocations to Canada. Additionally, the Fund was opportunistic and took advantage of some short-term trading opportunities, including new issuances.

We believe that our approach of analyzing each investment on the merits of issuer, industry and rating has benefitted performance and should, in our opinion, continue to allow us to select the credits that are likely to be drivers of alpha.

The top issuer contributors were:

➢              Energy Future Holdings, Meritor, Inc., Lehman Brothers Holdings, Inc., JC Penney Corporation, Inc. and MBIA Insurance Corporation.3

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Average Annual Total Returns as of 10/31/14[1,2]
Avenue Credit Strategies Fund	1 Year	Since Inception(a)
Institutional Class Shares (ACSBX)	4.79	11.73
Investor Class Shares (ACSAX)	4.50	11.44
Barclays U.S. Corporate High Yield Index	5.82	9.32
CS Leveraged Loan Index	3.77	5.95
Expense Ratio(c)	Gross	Net(d)
Institutional Class Shares (ACSBX)	1.72	1.79
Investor Class Shares (ACSAX)	1.96	2.03

a	The Fund commenced operations on June 1, 2012.
b

Performance return of the hypothetical $1,000,000 investment for the Fund’s Institutional Class Shares, Barclays U.S. Corporate High Yield Index (the Fund’s most relevant reference) and the CS Leveraged Loan Index are for the period 6/1/12 to 10/31/14.

c

Expense ratio information as of 10/31/2014. As stated in the prospectus available to current and prospective shareholders of the Fund, through February 28, 2015, Avenue Capital Management II, L.P. (the “Investment Adviser”) has contractually agreed to reimburse the Fund so that the Fund’s total expense ratio is limited to 1.50% and 1.75% of the average daily net assets of the Institutional Class Shares and Investor Class Shares, respectively, subject to certain exceptions. In the absence of such reimbursements, the Fund’s returns would have been lower. Additional information pertaining to the 10/31/14 expense ratios can be found in the Notes to Financial Statements.

d

The above expense ratios include investment related expenses such as dividend and interest expense on securities sold short, stock loan fees and interest expense which are not subject to the Fund’s expense limitation. Excluding these expenses, the Fund’s net expense ratios would have been 1.50% and 1.75% for the Institutional Class Shares and Investor Class Shares, respectively.

Avenue Credit Strategies Fund

Manager Commentary (continued)

October 31, 2014 (unaudited)

The top issuer detractors were:

➢              Caesars Entertainment Corp., Hercules Offshore LLC, DJ Itraxx, Endeavour International Corporation and Halcon Resources LLC.4

Market Outlook

The credit markets, as measured by the Barclays U.S. Corporate High Yield Index, experienced moderate returns during the twelve month period, returning 5.82% compared to equity assets, as measured by the S&P 500 which returned 14.89% over the same period.5 European high yield markets fared slightly better than U.S., returning 6.68% for the period as measured by the BoA European High Yield Index.6 Energy was hit hard at the end of the period affected by poor European growth prospects and a slow-down in China resulting in 2.95% return as measured by the BoA US High Yield Energy Index.7

While the Fund focuses the majority of its research on fundamental company and industry analysis, it is also cognizant of the macro risks that could positively or negatively impact the asset classes we invest in and risk assets in general. The following is a summary of the key macro risks we are currently monitoring:

➢	Global GDP growth forecasts are being revised down amid a lumpy recovery. In October the IMF cut its 2014 growth forecast for 18 countries that use the euro to 0.8% from their 1.1% forecast in July.[8]
➢	We believe slower growth, combined with supply concerns, has caused sharp declines in commodity prices including oil and metals.
➢	It is our view that recent geo-political turmoil has created more uncertainty related to macro GDP growth forecasts and has been a contributing factor in the recent selloff in the broader market.
➢

The impact of the Federal Reserve ending quantitative easing and raising rates. The Fed has reiterated its intent to move slowly with respect to increasing rates, stating that it needs to see more improvement in the job market.

➢	Europe and China undertaking stimulus actions and the probable positive consequences of these actions
➢	The potential impact from increased equity market volatility

While there is likely to be continued volatility in the near term for credit and risk assets9, we believe that the current yield to worst for the high yield market is attractive for the medium-to-long term. There has been a substantial amount of bonds and loans that have sold off since the beginning of the quarter which should provide the Fund with an increased investment opportunity set.

The Investment Adviser’s investment team will continue working diligently to identify attractive investment opportunities across the performing, stressed and distressed universe on a global basis. We appreciate your continued interest and support.

Avenue Capital Management II, L.P.

December, 2014

Alternative investments are speculative and involve substantial risks. It is possible that investors may lose some or all of their investment. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program.

The views and opinions in the preceding discussion are subject to change. There is no guarantee that any market forecast set forth in the discussion will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. For a prospectus with this and other information about the Fund, please call (877) 525-7330 or visit our website avenuecapital.com. Read the prospectus carefully before investing. Investments in the Fund involve substantial risk. The Fund is not suitable for investors who cannot bear the risk of loss of all or part of their investment.

Avenue Credit Strategies Fund

Manager Commentary (concluded)

October 31, 2014 (unaudited)

[1]

Performance data shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data shown. Investment returns and principal value will fluctuate, and when sold, your investment may be worth more or less than its original cost. All returns assume reinvestment of all dividends. Performance information is not annualized, unless otherwise noted. The Fund commenced operations on June 1, 2012. The performance shown thus represents the Fund’s results for a short period of time. Moreover, the Fund was opportunistic and took advantage of several short term trading opportunities, including fixed income new issuances. There is no assurance that such investments will be made in the future or that they will positively impact performance, at all, or to the same extent. Current performance for the most recent month end can be obtained by calling 1-877-525-7330. An independent accountant has not audited, reviewed or compiled the performance results.

[2]

Index information was compiled from sources that the Investment Adviser believes to be reliable. No representation or guarantee is made hereby with respect to the accuracy or completeness of such data. The Barclays U.S. Corporate High Yield Index comprises issues that have at least $150 million par value outstanding, a maximum credit rating of Ba1 or BB+ (excluding defaulted issues) and at least one year to maturity. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. Investors cannot invest directly in an index, and index performance does not reflect the deduction of any fees or expenses. There are material differences between such indices and the Fund, including without limitation that such indices are unmanaged, broadly-based indices, do not reflect payment of management or brokerage fees and differ in numerous other respects from the portfolio composition of the Fund; as a result, the Fund’s investment portfolio is materially different from any given index. Indices include reinvestment of dividends and other income.

[3]

The top contributors are evaluated on a total profit and loss basis, which includes realized and unrealized market value gains and losses, impact from foreign exchange transactions, and accrued interest. The list of top contributors does not represent all investments held, purchased or sold during the reporting period and is based on the investment adviser’s books and records. As of the reporting date of October 31, 2014, the positions listed represented the following percentages of the Fund on a market value basis: Energy Future Holdings 2.1%, Meritor, Inc 2.6%, Lehman Brothers Holdings, Inc. 0.9%, JC Penney Corporation Inc. 1.0% and MBIA Insurance Corporation -0.3%.

[4]

The top detractors are evaluated on a total profit and loss basis, which includes realized and unrealized market value gains and losses, impact from foreign exchange transactions, and accrued interest. The list of top detractors does not represent all investments held, purchased or sold during the reporting period and is based on the investment adviser’s books and records. As of the reporting date of October 31, 2014, the positions listed represented the following percentages of the Fund on a market value basis: Caesars Entertainment Corp. 1.9%, Hercules Offshore LLC 0.0%, DJ Itraxx -0.3%, Endeavour International Corporation 1.7% and Halcon Resources LLC 0.5%.

[5]	Bloomberg, November 25, 2014.
[6]	Bank of America Merrill Lynch Mercury Research website, November 25, 2014.
[7]	Bank of America Merrill Lynch Mercury Research website, November 25, 2014.
[8]	International Monetary Fund, World Economic and Financial Surveys, October 2014.
[9]	Risk assets generally refers to assets that have a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate and currencies.

Avenue Credit Strategies Fund

Financial Data(a)

October 31, 2014 (unaudited)

Geographic Allocation(b)	Security Type(c)	Ratings Category(d)

Top Five Industries(f)	Top 10 Long Holdings(g)

	1 Meritor, Inc.	2.6%
	2 Royal Bank of Scotland Group	2.4%
	3 inVentiv Health, Inc.	2.2%
	4 Clear Channel Communications, Inc.	2.1%
	5 Energy Future Holdings	2.1%
	6 Accudyne Industries Borrower / Accudyne Industries LLC	1.9%
	7 Caesars Entertainment Corp.	1.9%
	8 MGIC Investment Corp.	1.8%
	9 Navios Maritime Holdings	1.8%
	10 Endeavour International Corporation	1.7%
	Total Top 10:	20.5%

	Top 5 Shorts Based on Exposure(h)

	1 DJ Itraxx	-5.6%
	2 Markit CDX	-1.2%
	3 PowerShares ETF’s	-1.1%
	4 US Treasury Notes	-0.9%
	5 Russian Federation	-0.9%
	Total Fund Short Exposure	-11.6%

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Investing in the Fund is also subject to the specific risks described in the accompanying Notes to Financial Statements. Please read the Notes to Financial Statements for additional information.

(a)	Holdings are subject to change without notice. Calculated as a percent of net assets as of the date of this document. Where applicable, percentages may not add to 100% due to rounding.
(b)

The geographic allocation is based on where Avenue Capital Management II, L.P. (the “Investment Adviser”) believes the country of risk to be. Country of risk is the country where the majority of the company’s operations are based or where it is headquartered. Investment in non-U.S. securities is subject to the risk of currency fluctuations and to economic and political risks associated with such foreign countries.

(c)	Security Type, as defined by the Investment Adviser, is sourced from Bloomberg as well as developed via internal classifications.
(d)

Ratings information represents Standard & Poor’s ratings on the instruments of the portfolio. Ratings are provided for informational purposes only and may change over time. Standard & Poor’s rates securities from AAA (highest quality) to C (lowest quality), and D to indicate securities in default; some securities are not rated (NR). BB and below are considered below investment grade securities. Greater risk, such as increased volatility, limited liquidity, prepayment, non-payment and increased default risk, is inherent in portfolios that invest in high yield (“junk”) bonds.

(e)	Cash and Cash Equivalents includes cash, proceeds from short sales, collateral posted for short positions, if any, as well as other non-investment assets and liabilities (net).
(f)	Industries are represented using Barclays classifications.
(g)

Top 10 holdings are based on market value, which is believed to be consistent with market practice. Certain derivative investments that do not have a significant market value would be included in the top 10 holdings if the holdings were reported on an exposure basis.

(h)

Short exposure is being represented on an exposure basis because short positions are expected to include derivatives which may have a small market value but represent significant exposure of the Fund. It is defined as market value for equities, bonds and loans, as bond-equivalent value for credit default swaps, and as delta-notional value for other derivatives. Short exposure percentage represents exposure divided by Fund net assets.

Avenue Credit Strategies Fund

Schedule of Investments

October 31, 2014

Security Description	Coupon	Maturity		Principal Amount (000)		Value

CORPORATE BONDS & NOTES — 57.5%
Aerospace & Defense — 1.9%
Accudyne Industries Borrower / Accudyne Industries LLC (a)	7.75%	12/15/2020			$40,022	$41,622,880
Air Freight & Logistics — 0.2%
XPO Logistics, Inc. (a)	7.88%	9/1/2019			3,411	3,573,023
Auto Components — 2.5%
Chassix Holdings, Inc. PIK (a)	10.00%	12/15/2018			7,125	6,127,500
Chassix, Inc. (a)	9.25%	8/1/2018			27,100	26,287,000
MPG Holdco I, Inc. (a)	7.38%	10/15/2022			6,916	7,261,800
Stackpole International Intermediate Co. SA (a)	7.75%	10/15/2021			15,124	15,369,765
						55,046,065
Capital Markets — 0.9%
Lehman Brothers Escrow Holdings:
	1.00%	12/31/2010	(b)(c)		25,000	3,656,250
	3.60%	3/13/2009	(b)(c)		32,138	4,740,384
	5.75%	5/17/2013	(b)(c)		20,189	2,977,878
	6.00%	2/6/2078	(b)(c)		50,952	7,515,420
						18,889,932
Chemicals — 2.1%
Monitchem HoldCo 2 SA:
	6.88%	6/15/2022	(a)	EUR	15,000	18,331,080
	6.88%	6/15/2022	(d)		6,681	8,164,663
Tronox Finance LLC	6.38%	8/15/2020			$18,625	19,137,187
						45,632,930
Commercial Banks — 1.0%
Royal Bank of Scotland Group PLC (d)	5.25%		(e)	EUR	17,994	21,534,470
Commercial Services & Supplies — 1.4%
Light Tower Rentals, Inc. (a)	8.13%	8/1/2019			$32,033	31,552,505
Communications Equipment — 2.8%
Alcatel-Lucent USA, Inc.:
	4.63%	7/1/2017	(a)		2,000	2,032,500
	6.75%	11/15/2020	(a)		2,200	2,266,000
	8.88%	1/1/2020	(a)		17,175	18,849,562
Avaya, Inc.:
	7.00%	4/1/2019	(a)		27,790	27,303,675
	10.50%	3/1/2021	(a)		10,900	9,551,125
						60,002,862
Computers & Peripherals — 0.1%
Oberthur Technologies Holding SAS (a)	9.25%	4/30/2020		EUR	1,681	2,132,877
Construction Materials — 1.3%
CeramTec Group GmbH:
	8.25%	8/15/2021	(a)		18,375	24,707,578
	8.25%	8/15/2021	(d)		2,200	2,958,186
						27,665,764
Containers & Packaging — 2.8%
Ardagh Finance Holdings SA PIK (a)	8.63%	6/15/2019			$29,239	29,897,170
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (a)	6.00%	6/30/2021			1,700	1,676,625
BWAY Holding Co. (a)	9.13%	8/15/2021			29,209	30,304,337
						61,878,132
Diversified Telecommunication Services — 0.6%
Wind Acquisition Finance SA (a)	7.38%	4/23/2021			12,750	12,463,125

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2014

Security Description	Coupon	Maturity		Principal Amount (000)		Value

Electric Utilities — 2.1%
Energy Future Holdings Corp. PIK (a) (b)	11.25%	12/1/2018			$39,939	$45,630,731
Energy Equipment & Services — 3.1%
CHC Helicopter SA	9.38%	6/1/2021			7,338	7,796,625
Globe Luxembourg SCA (a)	9.63%	5/1/2018			26,135	26,919,050
North Atlantic Drilling Ltd. (a)	6.25%	2/1/2019			18,150	15,064,500
Tervita Corp.:
	8.00%	11/15/2018	(a)		4,550	4,368,000
	9.00%	11/15/2018	(a)	CAD	6,500	5,565,414
	10.88%	2/15/2018	(a)		$9,578	8,715,980
						68,429,569
Food & Staples Retailing — 0.0% (f)
New Albertsons, Inc.:
	6.63%	6/1/2028			385	321,475
	7.45%	8/1/2029			75	69,000
	8.00%	5/1/2031			63	60,323
						450,798
Food Products — 1.2%
Brakes Capital (d)	7.13%	12/15/2018		GBP	17,400	27,138,920
Health Care Equipment & Supplies — 1.6%
ConvaTec Finance International SA PIK (a)	8.25%	1/15/2019			$30,000	30,641,250
Jaguar Holding Co. I PIK (a)	9.38%	10/15/2017			5,191	5,314,286
						35,955,536
Health Care Providers & Services — 2.3%
Amsurg Corp. (a)	5.63%	7/15/2022			21,822	22,610,320
Tenet Healthcare Corp.:
	5.50%	3/1/2019	(a)		18,704	19,124,840
	8.13%	4/1/2022			7,150	8,195,687
						49,930,847
Hotels, Restaurants & Leisure — 2.1%
Boyd Gaming Corp. (a)	8.38%	2/15/2018			5,000	5,275,000
Caesars Entertainment Operating Co, Inc.:
	10.00%	12/15/2018			20,000	3,200,000
	10.00%	12/15/2018			10,050	1,457,250
	11.25%	6/1/2017			47,650	35,737,500
						45,669,750
Household Durables — 1.9%
Beazer Homes USA, Inc.:
	7.25%	2/1/2023			6,480	6,447,600
	7.50%	9/15/2021			8,425	8,509,250
K Hovnanian Enterprises, Inc.:
	7.00%	1/15/2019	(a)		15,510	15,122,250
	8.00%	11/1/2019	(a)		1,377	1,382,164
	9.13%	11/15/2020	(a)		10,200	11,067,000
						42,528,264
Independent Power and Renewable Electricity Producers — 0.8%
Dynegy Finance I, Inc. (a)	6.75%	11/1/2019			11,230	11,623,050
Illinois Power Generating Co.	6.30%	4/1/2020			6,463	5,897,487
						17,520,537

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2014

Security Description	Coupon	Maturity		Principal Amount (000)		Value

Insurance — 1.3%
Hastings Insurance Group Finance PLC:
	8.00%	10/21/2020	(a)	GBP	8,100	$13,443,483
	8.00%	10/21/2020	(d)		9,547	15,845,054
						29,288,537
Internet Software & Services — 0.0% (f)
Griffey Intermediate, Inc./Griffey Finance Sub LLC (a)	7.00%	10/15/2020			$308	237,160
Life Sciences Tools & Services — 2.2%
inVentiv Health, Inc.:
	9.00%	1/15/2018	(a)		23,650	24,536,875
	11.00%	8/15/2018	(a)		940	667,400
inVentiv Health, Inc., PIK (a)	10.00%	8/15/2018			24,693	22,223,700
						47,427,975
Machinery — 1.6%
Meritor, Inc.:
	6.25%	2/15/2024			25,850	26,367,000
	6.75%	6/15/2021			2,000	2,110,000
Waterjet Holdings, Inc. (a)	7.63%	2/1/2020			6,160	6,437,200
						34,914,200
Marine — 1.8%
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc. (a)	8.13%	11/15/2021			9,472	9,637,760
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.:
	7.38%	1/15/2022	(a)		10,204	10,255,020
	8.13%	2/15/2019			19,448	18,815,940
						38,708,720
Media — 3.5%
Altice Financing SA (a)	6.50%	1/15/2022			2,000	2,055,000
Altice Finco SA (a)	8.13%	1/15/2024			19,300	20,313,250
Altice SA (a)	7.75%	5/15/2022			7,970	8,368,500
Cengage Learning Acquisitions, Inc. (a)(b)(j)	11.50%	4/15/2020			12,500	—
Clear Channel Communications, Inc.:
	9.00%	12/15/2019			16,250	16,422,656
	11.25%	3/1/2021			11,940	12,626,550
Clear Channel Communications, Inc. PIK	14.00%	2/1/2021			10,119	8,803,696
Gibson Brands, Inc. (a)	8.88%	8/1/2018			8,093	7,769,280
						76,358,932
Metals & Mining — 2.9%
Constellium NV (a)	5.75%	5/15/2024			15,145	14,993,550
Schmolz & Bickenbach Luxembourg SA:
	9.88%	5/15/2019	(a)	EUR	4,405	5,988,763
	9.88%	5/15/2019	(d)		4,894	6,654,181
Wise Metals Group LLC / Wise Alloys Finance Corp. (a)	8.75%	12/15/2018			$19,880	21,470,400
Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp. (a)	9.75%	6/15/2019			12,677	13,754,545
						62,861,439
Multiline Retail — 2.2%
JC Penney Corp, Inc.:
	5.65%	6/1/2020			11,950	9,828,875
	8.13%	10/1/2019			10,250	9,840,000
The Neiman Marcus Group, Inc. (a)	8.00%	10/15/2021			850	906,683
The Neiman Marcus Group, Inc. PIK (a)	8.75%	10/15/2021			24,955	26,701,850
						47,277,408

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2014

Security Description	Coupon	Maturity		Principal Amount (000)		Value

Oil, Gas & Consumable Fuels — 4.1%
Connacher Oil and Gas Ltd.:
	8.50%	8/1/2019	(a)		$20,039	$12,824,960
	8.75%	8/1/2018	(a)	CAD	10,979	6,429,298
Endeavour International Corp. (b)	12.00%	3/1/2018			$27,850	20,330,500
Gates Global LLC / Gates Global Co.:
	5.75%	7/15/2022	(a)	EUR	5,000	5,827,148
	6.00%	7/15/2022	(a)		$20,000	19,400,000
Halcon Resources Corp.:
	9.25%	2/15/2022		3,831		3,112,687
	9.75%	7/15/2020		9,506		7,931,569
New Gulf Resources LLC/NGR Finance Corp.	11.75%	5/15/2019		4,100		3,813,000
US Shale Solutions, Inc. (a)(k)	12.50%	9/1/2017		1,022		9,197,100
						88,866,262
Road & Rail — 1.4%
Jack Cooper Holdings Corp. (a)	9.25%	6/1/2020		29,183		31,298,767
Software — 1.6%
BMC Software Finance, Inc. (a)	8.13%	7/15/2021		12,813		12,268,448
Boxer Parent Co., Inc. PIK (a)	9.00%	10/15/2019		24,091		21,606,736
						33,875,184
Specialty Retail — 1.6%
Matalan Finance PLC:
	6.88%	6/1/2019	(a)	GBP	1,000	1,530,113
	6.88%	6/1/2019	(d)	21,000		32,132,385
Vivarte New Money Bonds PIK (g)	4.00%	10/29/2019		EUR	637	822,140
						34,484,638
Wireless Telecommunication Services — 0.6%
Arqiva Broadcast Finance PLC (a)	9.50%	3/31/2020		GBP	7,625	13,341,253

TOTAL CORPORATE BONDS & NOTES (Cost $1,286,639,695)						1,254,189,992

SENIOR LOANS — 21.1% (h)
Capital Markets — 0.9%
Panda Power (Moxie Patriot) LLC Term Loan B1 (g)	6.75%	12/19/2020			$20,500	20,705,000
Chemicals — 1.1%
Solenis International, LP USD 2nd Lien Term Loan (g)	7.75%	7/31/2022		25,368		24,796,731
Computers & Peripherals — 1.7%
Eastman Kodak Co. 1st Lien Term Loan (g)	7.25%	9/3/2019		31,682		31,708,751
Oberthur Technologies Holdings SAS Term Loan B1 (g)	4.50%	10/18/2019		EUR	1,985	2,448,847
Oberthur Technologies Holdings SAS Term Loan B2 (g)	4.50%	10/18/2019			$1,985	1,952,327
						36,109,925
Construction Materials — 0.4%
Grupo Cementos Portland Valderrivas Term Loan A1 (g)(i)	4.81%	7/29/2016		EUR	2,365	2,418,315
Grupo Cementos Portland Valderrivas Term Loan A2 (g)	4.83%	6/30/2016		5,573		5,697,374
						8,115,689
Containers & Packaging — 1.3%
Mauser Holdings Term Loan (g)	8.25%	7/31/2022			$29,519	28,928,620
Diversified Consumer Services — 0.4%
Weight Watchers Term Loan B2 (g)	4.00%	4/2/2020		12,568		9,582,896
Diversified Telecommunication Services — 0.8%
IPC Systems, Inc., 2nd Lien Term Loan (g)	9.50%	5/8/2021		17,860		17,926,975
Electric Utilities — 0.7%
La Paloma Generating Co., LLC 2nd Lien Term Loan (g)	9.25%	2/20/2020		15,500		14,621,615

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2014

Security Description	Coupon	Maturity		Principal Amount (000)		Value

Energy Equipment & Services — 0.4%
KCA Deutag US Finance LLC, Term Loan (g)	6.25%	5/16/2020			$9,875	$9,529,616
Food & Staples Retailing — 0.2%
New Albertsons, Inc. Term Loan (g)	4.75%	6/27/2021			5,000	4,934,400
Health Care Equipment & Supplies — 1.5%
Accellent, Inc. 2nd Lien Term Loan (g)	7.50%	3/11/2022			33,578	32,503,504
Health Care Providers & Services — 0.8%
Surgery Center Holdings, Inc. 2nd Lien Term Loan (g)	8.50%	7/9/2021			16,788	16,462,816
Household Products — 0.7%
KIK Custom Products, Inc. 2nd Lien Term Loan (g)	9.50%	10/29/2019			16,170	16,170,000
Insurance — 0.5%
Asurion LLC 2nd Lien Term Loan (g)	8.50%	3/3/2021			11,800	11,979,950
Internet Software & Services — 0.7%
Getty Images, Inc. Term Loan (g)	4.75%	10/18/2019			15,894	14,989,979
Media — 2.9%
Clear Channel Communications, Inc. Term Loan D (g)	6.90%	1/30/2019			8,500	8,012,610
Endemol (AP NMT Acquisition) 1st Lien Term Loan (g)	6.75%	8/13/2021			16,229	15,755,521
IMG Worldwide, Inc. 2nd Lien Term Loan (g)	8.25%	5/6/2022			21,843	21,296,925
Promotora De Informaciones SA Term Loan 2 (g)	3.13%	12/10/2018		EUR	2,622	2,918,902
Promotora De Informaciones SA Term Loan 3 PIK:
	0.10%	12/12/2019	(g)		9,439	9,137,384
	0.10%	12/12/2019	(g)		6,118	5,864,825
						62,986,167
Metals & Mining — 0.5%
Essar Steel Minnesota LLC Term Loan (g)	11.50%	9/15/2020			$10,273	10,170,270
Multiline Retail — 0.2%
JC Penney Corp., Inc. Term Loan (g)	6.00%	5/21/2018			3,585	3,536,854
Oil, Gas & Consumable Fuels — 1.8%
ATP Oil & Gas Corp. DIP Add-On Term Loan PIK (c)(g)(j)	14.50%	2/24/2015			3	—
ATP Oil & Gas Corp. DIP Refinancing Term Loan PIK (c)(g)(j)	14.50%	2/24/2015			51	—
ATP Oil & Gas Corp. DIP Term Loan PIK (c)(g)(j)	14.50%	2/24/2015			15	—
ATP Oil & Gas Corp. DIP Third Amendment Term Loan PIK (c)(g)(j)	14.50%	2/24/2015			27	—
Bennu Oil & Gas LLC Replacement 2nd Lien Loans (g)	8.75%	11/1/2018			16,803	15,948,790
Endeavour International Holdings 1st Lien Term Loan (g)	11.00%	1/2/2017			17,725	17,702,844
Southern Pacific Resource Corp. 1st Lien Term Loan (g)	11.00%	3/31/2019			6,378	6,011,218
						39,662,852
Professional Services — 0.6%
Academi Holdings, LLC 1st Lien Term Loan (g)	6.25%	7/25/2019			8,277	8,194,007
Academi Holdings, LLC 2nd Lien Term Loan (g)	11.00%	7/25/2020			4,245	4,160,100
						12,354,107
Software — 0.6%
Applied Systems, Inc. 2nd Lien Term Loan (g)	7.50%	1/22/2022			12,953	12,861,690
Specialty Retail — 0.0% (f)
Vivarte SA Term Loan (g)(l)	1.26%	10/29/2020		EUR	987	1,026,371
Trading Companies & Distributors — 1.7%
Neff Rental LLC 2nd Lien Term Loan (g)	7.25%	6/9/2021			$36,015	36,105,038
Wireless Telecommunication Services — 0.7%
Lightsquared LP Term Loan B PIK (c)(g)(j)	0.00%	12/1/2014			11,119	15,289,076
TOTAL SENIOR LOANS(Cost $468,886,057)						461,350,141

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2014

Security Description	Coupon	Maturity	Principal Amount (000)	Value

CONVERTIBLE BONDS — 4.5%
Automobiles — 0.4%
Ford Motor Co.	4.25%	11/15/2016	$ 5,500	$ 9,057,813
Commercial Banks — 0.7%
The Bank Of New York Mellon (Unicredit) (g)	0.00%	12/15/2050	EUR 19,000	15,059,731
Household Durables — 0.3%
K Hovnanian Enterprises, Inc.	6.00%	12/1/2017	$ 5,265	5,992,623
Machinery — 1.3%
Meritor, Inc.	7.88%	3/1/2026	19,652	28,839,310
Thrifts & Mortgage Finance — 1.8%
MGIC Investment Corp.:
	2.00%	4/1/2020	25,787	36,827,059
	9.00%	4/1/2063(a)	1,875	2,364,844
				39,191,903

TOTAL CONVERTIBLE BONDS (Cost $93,909,902)				98,141,380
MUNICIPAL BONDS — 0.9%
Puerto Rico — 0.9%
Commonwealth of Puerto Rico	8.00%	7/1/2035	8,315	7,255,336
Government Development Bank for Puerto Rico:
	3.88%	2/1/2017	4,245	3,274,636
	4.35%	8/1/2018	5,340	3,904,768
	4.90%	8/1/2021	6,570	4,386,066

TOTAL MUNICIPAL BONDS (Cost $19,282,252)				18,820,806
			Shares (000)
PREFERRED STOCKS — 1.4%
Commercial Banks — 1.4%
RBS Capital Funding Trust V	5.90%	(e)	203	4,845,128
RBS Capital Funding Trust VII	6.08%	(e)	1,035	25,034,400

TOTAL PREFERRED STOCKS (Cost $28,530,263)				29,879,528
			Shares
EQUITY — 1.0%
Automobiles — 0.8%
Ford Motor Co.			1,180,447	16,632,498
Media — 0.2%
Cengage Learning Acquisitions, Inc. (b)(d)			192,348	5,385,744
TOTAL EQUITY (Cost $24,941,338)				22,018,242
PRIVATE EQUITY — 0.0% (f)
Oil, Gas & Consumable Fuels — 0.0% (f)
Bennu Oil And Gas, LLC Series B (j)			488	—
Bennu Oil And Gas, LLC Series A			3,420	200,070

TOTAL PRIVATE EQUITY (Cost $289,206)				200,070
TOTAL LONG-TERM INVESTMENTS — 86.4% (Cost $1,922,478,713)				1,884,600,159

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2014

Security Description			Principal Amount (000)	Value

SHORT-TERM INVESTMENTS — 9.7%
REPURCHASE AGREEMENT — 9.7%

State Street Repurchase Agreement, dated 10/31/2014, due 11/3/2014 at 0.01%, collateralized by Federal Home Loan Mortgage Corporation obligations with maturities from 11/15/2028 to 2/15/2041 and Federal National Mortgage Association obligations with maturities from 1/1/2032 to 1/1/2042, market value $215,351,821 (repurchase proceed $211,128,810)

			$ 211,129	$ 211,128,634
TOTAL SHORT-TERM INVESTMENTS — 9.7% (Cost $211,128,634)				211,128,634
TOTAL INVESTMENTS — 96.1% (Cost $2,133,607,347)				2,095,728,793

	Coupon	Maturity	Principal Amount (000)

CORPORATE BONDS SOLD SHORT — (0.9)%
Energy Equipment & Services — (0.4)%
Pacific Drilling V Ltd. (a)	7.25%	12/1/2017	(500)	(500,625)
Paragon Offshore PLC (a)	6.75%	7/15/2022	(4,289)	(3,291,807)
Paragon Offshore PLC (a)	7.25%	8/15/2024	(3,002)	(2,326,550)
Seadrill Ltd. (a)	6.13%	9/15/2017	(4,000)	(3,932,000)
				(10,050,982)

Oil, Gas & Consumable Fuels — (0.3)%
Energy XXI Gulf Coast, Inc.	9.25%	12/15/2017	(2,000)	(1,980,000)
Offshore Group Investment Ltd.	7.50%	11/1/2019	(5,000)	(4,312,500)
				(6,292,500)
Specialty Retail — (0.2)%
Guitar Center, Inc. (a)	6.50%	4/15/2018	(4,250)	(3,917,969)
TOTAL CORPORATE BONDS SOLD SHORT (Proceeds $21,242,704)				(20,261,451)
			Shares

EQUITY SOLD SHORT — (1.1)%
Index — (1.1)%
PowerShares Senior Loan Portfolio (ETF)			(955,000)	(23,282,900)
TOTAL EQUITY SOLD SHORT (Proceeds $23,653,068)				(23,282,900)
			Principal Amount (000)

U.S. GOVERNMENT OBLIGATIONS SOLD SHORT — (0.9)%
Other — (0.9)%
United States Treasury Notes			(20,000)	(20,078,120)
TOTAL U.S. GOVERNMENT OBLIGATIONS SOLD SHORT (Proceeds $20,150,000)				(20,078,120)
TOTAL SECURITIES SOLD SHORT — (2.9)% (Proceeds $65,045,772)				(63,622,471)
OTHER ASSETS & LIABILITIES — 6.8%				148,249,972
NET ASSETS — 100.0%				$2,180,356,294

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2014

Percentages are calculated as a percentage of net assets as of October 31, 2014.

(a)

Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to Qualified Institutional Investors as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

(b)	Defaulted security. Issuer in bankruptcy.
(c)	Non-income producing.
(d)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(e)	Perpetual Maturity.
(f)	Amount shown represents less than 0.05% of net assets.
(g)	Variable rate security. Rate shown is rate in effect at October 31, 2014.
(h)

Interest rates on Senior Loans may be fixed or may float periodically. On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as a LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

(i)	Investment held through a participation agreement with Citibank.
(j)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(k)	Represents $1,000 par value thus total principal amount is 10,220,000.
(l)

Value shown includes the value of the stapled shares. For the year ended October 31, 2014, 637 shares of Vivarte New Money Preference Shares, 15,289 shares of Vivarte Luxco Ordinary Shares and 202,417 shares of Vivarte NRD A Preference Shares are included in this investment.

DIP — Debtor In Possession

PIK — Payment in Kind

PLC — Public Limited Company

SCA — Societe en Commandite par Actions

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value
United States (Includes Short-Term Investments)	64.0%	$1,392,759,616
Luxembourg	7.2	159,393,793
United Kingdom	6.9	151,884,728
Netherlands	4.5	98,661,943
Canada	3.4	75,454,635
Germany	2.6	56,594,384
Greece	1.8	38,708,720
France	1.4	31,530,624
Italy	1.3	27,522,856
Spain	1.2	26,036,800
Norway	1.1	22,861,125
Switzerland	0.6	12,642,944
Ireland	0.1	1,676,625
Total Investments	96.1%	$2,095,728,793

United States (securities sold short)	(2.7)%	$ (59,690,471)
Norway (securities sold short)	(0.2)	(3,932,000)
Total Securities Sold Short	(2.9)%	$ (63,622,471)

The geographic allocation is based on where Avenue Capital Management II L.P., the “Investment Adviser”, believes the country of risk to be. Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered. Investments in non-U.S. securities are subject to the risk of currency fluctuations and to political risks associated with such foreign countries.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (continued)

October 31, 2014

Forward Foreign Currency Contracts:

Settlement Date	Amount		Value	In Exchange for U.S. $	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts to Buy:
11/07/2014	CAD	14,701,288	$ 13,042,762	$ 13,129,294	$ (86,532)	State Street Bank and Trust Co.
11/07/2014	EUR	149,300,489	187,099,506	189,744,521	(2,645,015)	State Street Bank and Trust Co.
11/07/2014	GBP	64,765,781	103,603,328	103,710,481	(107,153)	State Street Bank and Trust Co.

					(2,838,700)

Forward Foreign Currency Contracts to Sell:
11/07/2014	CAD	14,701,288	13,042,762	13,383,423	340,661	State Street Bank and Trust Co.
02/09/2015	CAD	14,701,288	13,011,862	13,097,451	85,589	State Street Bank and Trust Co.
11/07/2014	EUR	149,300,489	187,099,506	198,579,408	11,479,902	State Street Bank and Trust Co.
02/09/2015	EUR	107,741,554	135,106,114	136,091,589	985,475	State Street Bank and Trust Co.
11/07/2014	GBP	64,765,781	103,603,328	107,844,710	4,241,382	State Street Bank and Trust Co.
02/09/2015	GBP	64,765,781	103,522,734	103,630,043	107,309	State Street Bank and Trust Co.

					17,240,318
	Total				$14,401,618

CAD — Canadian Dollar

EUR — Euro Currency

GBP — Great British Pound

Swap Contracts:

At October 31, 2014, outstanding swap contracts were as follows:

Buy Protection:

Counterparty	Reference Obligation	Implied Credit Spread (Basis Points)	Notional Amount*		Fixed Rate**	Expiration Date	Market Value***	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

OTC Swaps:
Goldman Sachs	Russian Federation	242	USD	20,000,000	1.00	12/20/2019	$1,306,400	$1,524,504	$ (218,104)
Citibank	Jones Group	1,021	USD	3,000,000	5.00	12/20/2019	540,825	585,000	(44,175)
Goldman Sachs	Sears Roebuck	1,443	USD	6,233,000	5.00	12/20/2019	1,668,317	1,948,914	(280,597)
Goldman Sachs	Sears Roebuck	1,432	USD	3,682,000	5.00	12/20/2016	554,600	813,486	(258,886)
Goldman Sachs	Sears Roebuck	1,436	USD	9,901,000	5.00	9/20/2016	1,356,023	1,611,290	(255,267)
Citibank	Jones Group	1,003	USD	3,000,000	5.00	9/20/2019	507,992	298,954	209,038
							$5,934,157	$6,782,148	$ (847,991)

Central Clearing Party

Centrally Cleared Swaps:

ICE	iTraxx Europe Crossover Series 22 Version 1	355	EUR	91,500,000	5.00	12/20/2019	$(8,000,356)	$(6,950,530)	$(1,049,826)
ICE	Markit CDX NA High Yield Index	342	USD	25,000,000	5.00	12/20/2019	(1,898,059)	(1,472,649)	(425,410)
							$(9,898,415)	$(8,423,179)	$(1,475,236)

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Schedule of Investments (concluded)

October 31, 2014

Sell Protection:

Counterparty	Reference Obligation	Implied Credit Spread (Basis Points)	Notional Amount*		Fixed Rate**	Expiration Date	Market Value***	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

OTC Swaps:
Citibank	MBIA Insurance Corp.	818	USD	3,000,000	5.00	6/20/2018	$ (251,060)	$ (117,554)	$(133,506)
Citibank	MBIA Insurance Corp.	823	USD	4,500,000	5.00	9/20/2018	(401,428)	(291,184)	(110,244)
Citibank	MBIA Insurance Corp.	826	USD	7,500,000	5.00	12/20/2018	(708,023)	(1,076,192)	368,169
Citibank	MBIA Insurance Corp.	829	USD	7,500,000	5.00	3/20/2019	(742,775)	(681,449)	(61,326)
Citibank	MBIA Insurance Corp.	833	USD	7,400,000	5.00	9/20/2019	(798,017)	(803,234)	5,217
Citibank	MGIC Investment Corp.	183	USD	1,500,000	5.00	9/20/2018	184,496	(1,396)	185,892
Citibank	JC Penney Corp.	853	USD	7,500,000	5.00	12/20/2019	(977,417)	(500,115)	(477,302)
Goldman Sachs	MBIA Insurance Corp.	826	USD	12,000,000	5.00	12/20/2018	(1,132,835)	(1,423,641)	290,806
Goldman Sachs	MBIA Insurance Corp.	829	USD	7,000,000	5.00	3/20/2019	(693,256)	(560,922)	(132,334)
Goldman Sachs	MBIA Insurance Corp.	833	USD	1,650,000	5.00	9/20/2019	(177,935)	(194,388)	16,453
Goldman Sachs	MBIA Insurance Corp.	835	USD	7,500,000	5.00	12/20/2019	(839,120)	(975,030)	135,910
							$ (6,537,370)	$ (6,625,105)	$ 87,735

*                    If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2014, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $67,050,000.

**                The fixed rate represents the fixed annual rate of interest paid by the Fund (as a buyer of protection) or received by the Fund (as a seller of protection) annually on the notional amount of the credit default swap contract.

***            Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Assets and Liabilities

October 31, 2014

Assets
Investments in securities, at value (cost $2,133,607,347)	$2,095,728,793
Cash collateral held at broker	148,027,731
Receivable for investments sold	71,011,431
Interest receivable — unaffiliated issuers	29,188,660
Net unrealized appreciation on open forward foreign currency contracts	14,401,618
Receivable for fund shares sold	7,898,541
Foreign currency, at value (cost $4,872,509)	4,801,179
Unrealized appreciation on OTC swap contracts	1,211,485
Premium paid, net for OTC swap contracts	157,043
Prepaid expenses	103,209
Total Assets	2,372,529,690
Liabilities
Payable for investments purchased	116,906,867
Securities sold short, at value (proceeds of $65,045,772)	63,622,471
Cash collateral due to broker	3,090,000
Payable for fund shares redeemed	2,876,213
Unrealized depreciation on OTC swap contracts	1,971,741
Accrued investment advisory fee	1,820,989
Accrued expenses	1,149,820
Interest payable — short sales	563,545
Distribution fee payable — Investor Class	93,232
Payable for variation margin on open centrally cleared swap contracts	78,518
Total Liabilities	192,173,396
Net Assets	$2,180,356,294
Net Assets Consist of:
Paid in capital	$2,206,017,957
Undistributed net investment income	255,845
Accumulated net realized loss on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	(1,364,348)
Net unrealized appreciation (depreciation) on investments, securities sold short, forward foreign currency contracts, foreign currency translations and swap contracts	(24,553,160)
Net Assets	$2,180,356,294
Net Asset Value Per Share
Institutional Class Shares
$1,741,650,226 divided by 153,534,390 shares outstanding ($0.001 par value Shares of Beneficial Interest outstanding)	$11.34
Investor Class Shares
$438,706,068 divided by 38,704,661 shares outstanding ($0.001 par value Shares of Beneficial Interest outstanding)	$11.33

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Operations

For the year ended October 31, 2014

Investment Income
Interest income	$98,475,991
Dividend income	1,296,150
Total Investment Income	99,772,141
Expenses
Investment Advisory fee	15,601,799
Dividend expense on securities sold short	3,843,680
Interest expenses related to securities sold short	1,423,015
Shareholder servicing fees — Institutional Class (Note 5)	1,220,825
Distribution fees — Investor Class (Note 5)	1,107,796
Fund Accounting and Custody fees	879,490
Administration fees	767,469
Transfer agent fees	757,497
Shareholder servicing fees — Investor Class (Note 5)	579,454
Professional fees	351,161
Registration fees	250,973
Insurance expense	146,223
Shareholder reporting expenses	128,956
Trustee’s fees and expenses	117,287
Interest expense and commitment fee on credit facility	86,898
Other expenses	552,741
Total expenses	27,815,264
Expenses recouped by Investment Advisor (Note 4)	1,108,418
Net Expenses	28,923,682
Net Investment Income	70,848,459
Realized And Unrealized Gain (Loss) on Investments, Securities Sold Short, Forward Foreign Currency Contracts, Foreign Currency Transactions and Swap Contracts:
Net realized gain (loss) on:
Investments in securities	(3,542,006)
Investments in securities sold short	4,027,133
Forward foreign currency contracts	167,348
Foreign currency transactions	11,767
Swap contracts	(7,614,774)
(6,950,532)
Net change in unrealized appreciation (depreciation) on:
Investments in securities	(47,483,124)
Investments in securities sold short	1,790,999
Forward foreign currency contracts	15,068,343
Foreign currency translations	(344,605)
Swap contracts	22,991
(30,945,396)
Net realized and unrealized loss on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	(37,895,928)
Net increase in net assets resulting from operations	$32,952,531

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013
Increase in Net Assets from Operations:
Net investment income	$70,848,459	$7,443,921
Net realized gain (loss) on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	(6,950,532)	(2,944,770)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	(30,945,396)	6,329,152
Net increase in net assets resulting from operations	32,952,531	10,828,303
Distributions to Shareholders from:
Net investment income:
Institutional Class	(47,182,427)	(2,842,634)
Investor Class	(17,109,515)	(2,399,146)
Net realized gains:
Institutional Class	—	(193,537)
Investor Class	—	(197,514)
Total distributions to shareholders	(64,291,942)	(5,632,831)
Capital Stock Transactions[1]
Institutional Class:
Subscriptions	1,631,719,131	361,670,601
Dividends Reinvested	25,662,652	2,597,092
Redemptions	(241,878,022)	(13,563,429)
Net increase (decrease) in net assets from capital stock transactions — Insitutional Class	1,415,503,761	350,704,264
Redemption fees	59,420	—
Investor Class:
Subscriptions	385,448,354	303,372,559
Dividends Reinvested	16,126,171	2,460,021
Redemptions	(245,503,730)	(28,188,296)
Net increase (decrease) in net assets from capital stock transactions — Investor Class	156,070,795	277,644,284
Redemption fees	80,195	57,703
Net increase (decrease) in net assets from capital stock transactions	1,571,714,171	628,406,251
Net increase in net assets during the year	1,540,374,760	633,601,723
Net assets at beginning of year	639,981,534	6,379,811
Net assets, end of year (including undistributed net investment income of $255,845 and $2,225,945, respectively)	$2,180,356,294	$639,981,534

[1] Capital Share Transactions:
Institutional Class:
Subscriptions	140,430,983	32,418,884
Dividends Reinvested	2,216,993	235,808
Redemptions	(20,867,285)	(1,216,348)
Net increase in Institutional Class Shares Outstanding	121,780,691	31,438,344
Investor Class:
Subscriptions	33,119,137	27,123,950
Dividends Reinvested	1,391,328	223,441
Redemptions	(20,890,162)	(2,535,612)
Net increase in Investor Class Shares Outstanding	13,620,303	24,811,779

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund — Institutional Class

Financial Highlights

Selected data for a share outstanding throughout each period

	Year Ended October 31, 2014	Year Ended October 31, 2013	For the period June 1, 2012*- October 31, 2012

Net asset value, beginning of period	$11.26	$10.85	$10.00
Income (loss) from investment operations:

Net investment income[1]	0.54	0.50	0.19
Net realized and unrealized gain (loss)	(0.00)[2]	0.87	0.83
Total from investment operations	0.54	1.37	1.02
Distributions to shareholders from:
Net investment income	(0.46)	(0.35)	(0.17)
Net realized gains	—	(0.61)	—
Total distributions	(0.46)	(0.96)	(0.17)
Redemption fees	0.00 [2]	0.00 [2]	—
Net asset value, end of period	$11.34	$11.26	$10.85
Total return[3]	4.79%	13.24%	10.20%[4]
Net assets, end of period (in 000’s)	$1,741,650	$357,705	$3,422
Ratio of expenses to average net assets	1.79%	1.64%	1.50%[5]
Ratio of expenses to average net assets excluding investment related expenses[6]	1.44%	1.50%	1.50%[5]
Ratio of net investment income (loss) to average net assets	4.61%	4.45%	4.37%[5]
Ratios before expense limitation/repayment:
Ratio of expenses to average net assets	1.72%	2.06%	17.39%[5]
Ratio of net investment income (loss) to average net assets	4.68%	4.03%	(11.52)%[5]
Portfolio turnover rate	77%	201%	543%[4]

*                Commencement of operations.

1                 Per share amounts have been calculated using average shares outstanding.

2                 Amount is less than $0.005 per share.

3                 Represents aggregate total return for the periods indicated, and calculated by determining the percentage change in net asset value assuming the reinvestment of all distributions.

4                 Not annualized.

5                 Annualized.

6                 Investment related expenses include dividend and interest expenses on short sales, stock loan fees and interest expenses.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund — Investor Class

Financial Highlights

Selected data for a share outstanding throughout each period

	Year Ended October 31, 2014	Year Ended October 31, 2013	For the period June 1, 2012*- October 31, 2012
Net asset value, beginning of period	$11.25	$10.85	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.51	0.47	0.18
Net realized and unrealized gain (loss)	(0.00)[2]	0.87	0.83
Total from investment operations	0.51	1.34	1.01
Distributions to shareholders from:
Net investment income	(0.43)	(0.33)	(0.16)
Net realized gains	—	(0.61)	—
Total distributions	(0.43)	(0.94)	(0.16)
Redemption fees	0.00 [2]	0.00 [2]	—
Net asset value, end of period	$11.33	$11.25	$10.85
Total return[3]	4.50%	12.96%	10.09%[4]
Net assets, end of period (in 000’s)	$438,706	$282,276	$2,958
Ratio of expenses to average net assets	2.03%	1.91%	1.75%[5]
Ratio of expenses to average net assets excluding investment related expenses[6]	1.69%	1.75%	1.75%[5]
Ratio of net investment income (loss) to average net assets	4.38%	4.19%	4.20%[5]
Ratios before expense limitation/repayment:
Ratio of expenses to average net assets	1.96%	2.35%	16.89%[5]
Ratio of net investment income (loss) to average net assets	4.45%	3.75%	(10.94)%[5]
Portfolio turnover rate	77%	201%	543%[4]

*                Commencement of operations.

1                 Per share amounts have been calculated using average shares outstanding.

2                 Amount is less than $0.005 per share.

3                 Represents aggregate total return for the periods indicated, and calculated by determining the percentage change in net asset value assuming the reinvestment of all distributions.

4                 Not annualized.

5                 Annualized.

6                 Investment related expenses include dividend and interest expenses on short sales, stock loan fees and interest expenses.

See Accompanying Notes to Financial Statements.

Avenue Credit Strategies Fund

Notes to Schedule of Investments

October 31, 2014

1. Organization

Avenue Mutual Funds Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on March 5, 2012 and is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and currently consists of one non-diversified investment series: Avenue Credit Strategies Fund (the “Fund”). The Fund offers two classes of shares, an Institutional Class and an Investor Class. Both Classes have equal rights and voting privileges, except in matters affecting a single class. The Fund’s primary investment objective is to seek total return, primarily from capital appreciation, fees and interest income. The Fund commenced operations on June 1, 2012.

Avenue Capital Management II, L.P. (the “Investment Adviser”) is a Delaware limited partnership registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the financial statements.

SECURITY VALUATION — The net asset value (“NAV”) of each class of shares is generally determined daily by State Street Bank and Trust Company (“State Street”) as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for business. The NAV per share of the class is computed by dividing the total current value of the assets of the Funds attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding of the time such computation is made.

Corporate Bonds and Notes (including convertible and municipal bonds) and unlisted equities are valued using an evaluated quote provided by independent pricing services. Evaluated quotes provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Trade claims are valued using quotes provided by the selling dealer or financial institution.

Equity securities listed on a U.S. stock exchange, including shares of exchange-traded funds, are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange are valued at their closing price.

Investments in other open-end investment companies are valued at NAV.

Credit default swaps are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Purchased options are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Forward foreign currency contracts are valued using quoted foreign exchange rates as of the close of the regular trading session on the NYSE (generally 4:00 pm Eastern Time) on the days the NYSE is open for business.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

October 31, 2014

Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees of the Fund (the “Board”).

Where reliable market quotes are not readily available from a third party pricing service, investments are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board. Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued on the debt of those issuers who are currently paying in full, adjusted for amortization of premium or accretion of discount. For those issuers who are not paying in full, interest is recognized only if amounts are reasonably estimable and (considered to be) collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated upon the proportion of net assets of each class. Class specific expenses are borne by the respective share class.

FEDERAL INCOME TAXES — The Fund has elected to be treated as, and intends to continue to qualify as, a regulated investment company by qualifying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distributing substantially all of its ordinary income and long-term capital gains, if any, each year. Accordingly, no provision for U.S. federal income or excise taxes is required in the financial statements.

MUNICIPAL BONDS — The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its bonds at attractive prices. The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

October 31, 2014

purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

TRADE CLAIMS — Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company. An investment in trade claims is very speculative and carries a high degree of risk. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid instruments which generally do not pay interest, are typically unsecured and their pricing can be volatile. Trade claims typically may sell at a discount.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately presented.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities. It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty in presenting related amounts in the Statement of Assets and Liabilities.

PURCHASED OPTIONS — As the purchaser of an option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the underlying security below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the underlying security over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

October 31, 2014

SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

CREDIT DEFAULT SWAPS — A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of a defined adverse credit event with respect to the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Fund uses credit default swaps on corporate issuers to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. However, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive and could be in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

October 31, 2014

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2014 for which the Fund is a seller of protection are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

OTC (“Over the Counter”) swap payments received or made at the beginning of the measurement period are reflected as such and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized to realized gains or losses over the life of the swap or are recorded as realized gains or losses upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains or losses. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statement of Operations. The Fund segregates assets in the form of cash or liquid securities (i) in an amount equal to the notional amount of the credit default swaps of which it is the seller and; (ii) in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis.

Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. Central clearing is designed to reduce counterparty risk compared to uncleared swaps because central clearing interposes the CCP as the counterparty to each participant’s swap, but it does not eliminate those risks completely. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Upfront payments or receipts, if any, are recorded as Premium paid or received, net for OTC swap contracts, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. Credit default swap transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

October 31, 2014

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2014, the Fund had no outstanding unfunded loan commitments.

INDEMNIFICATIONS — In the normal course of business, the Fund enters into general business contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of material loss to be remote and no amounts have been recorded for such arrangements.

BASIS OF PREPARATION AND USE OF ESTIMATES — These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the use of estimates and assumptions by the Investment Adviser that affect the reported amounts and disclosures in these financial statements. Actual amounts and results could differ from these estimates, and such differences could be material.

3. Distributions

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

4. Investment Advisory and Administration Agreements

Under an advisory agreement, Avenue Capital Management II, L.P., the Investment Adviser, an affiliate of Avenue Capital Group, will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily net assets.

At an “in person” meeting held on December 12, 2013 the Board unanimously approved the amendment and restatement of the currently effective Letter Agreement (an “Expense Limitation Agreement”) between the Trust and the Investment Adviser, dated as of May 15, 2012, to extend the term of such Expense Limitation Agreement through and including February 28, 2015. Under the Expense Limitation Agreement, the Investment Adviser has contractually agreed to reimburse the Fund so that “Total Annual Fund Operating Expenses After Expense Reimbursement” (as such term is used in the Fund’s registration statement on Form N-1A) are limited to 1.50% and 1.75% of the average daily net assets of the Institutional Class and Investor Class, respectively, (excluding (i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with GAAP, (ii) portfolio transactions and investment related expenses, and (iii) extraordinary expenses not incurred in the ordinary course of the Fund’s business). The Trust may repay any such reimbursement from the Investment Adviser if, within three years of the reimbursement, the Fund could repay the Investment Adviser without causing the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement to exceed 1.50% and 1.75% of the average daily net assets of the Institutional Class and Investor Class, respectively, (excluding (i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with GAAP, (ii) portfolio transactions and investment related expenses, and (iii) extraordinary expenses not incurred in the ordinary course of the Fund’s business). For the fiscal year in which such repayment would occur when such amount repaid to the Investment Adviser is included in the Trust’s total annual fund operating expenses. The Expense Limitation Agreement can be

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

October 31, 2014

terminated only by the independent Trustees of the Fund. As of October 31, 2014, there are no expense reductions that remain subject to reimbursement, after repayment of $1,108,418 to the Investment Adviser during the year ended October 31, 2014.

State Street provides, or arranges for the provision of certain administrative services for the Trust, including preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides legal administration services, including corporate secretarial services and preparing regulatory filings. For administration related services, State Street receives an annual fee, plus certain out-of pocket expenses.

The Trust has also contracted with State Street to provide custody and fund accounting services and transfer agency to the Trust. Custody, Fund Accounting and Transfer Agent fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out-of pocket expenses. In addition, the Fund has entered into repurchase agreements and foreign currency transactions with State Street during the period.

5. Distribution and Service (12b-1) and Shareholder Servicing Plans

The Trust has an agreement with Foreside Fund Services, LLC (the “Distributor”) that serves as the Distributor of the Trust’s shares pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).

The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), applicable to Investor Class shares, and a separate Shareholder Servicing Plan applicable to Institutional Class and Investor Class shares of the Fund.

The 12b-1 Plan allows the Trust to pay fees to cover sales, marketing, and promotional expenses of the Investor Class, as well as related ancillary services such as account maintenance and customer service to Investor Class shareholders. The 12b-1 Plan permits the Trust to pay a distribution (12b-1) fee at an annual rate of 0.25% of net assets attributable to Investor Class shares. For the year ended October 31, 2014, the fund incurred $1,107,796 in 12b-1 plan fees for the Investor Class.

The Shareholder Servicing Plan allows the Trust to pay a fee for assistance in connection with shareholder services such as account maintenance and customer service to Institutional Class and Investor Class shareholders. The Shareholder Servicing Plan permits the Trust to pay shareholder service fees at an annual rate of up to 0.15% and 0.25% of net assets attributable to Institutional Class shares and Investor Class shares, respectively, to cover the costs of such services. For the year ended October 31, 2014, the fund incurred $1,220,825 and $579,454 in shareholder servicing fees for the Institutional Class and Investor Class, respectively.

The Trust’s 12b-1 Plan commenced on May 14, 2012. On December 12, 2013, the Board unanimously approved the extension of the term of the 12b-1 Plan through December 11, 2014.

The Trust’s Shareholder Servicing Plan commenced on June 1, 2012. On December 13, 2012, the Board unanimously approved the extension of the term of the Shareholder Servicing Plan through June 1, 2015.

6. Related Party Transactions

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, non-controlling minority interest in Avenue Capital Group. During the period, the Fund acquired securities in transactions with unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley participated.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

October 31, 2014

7. Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and principal repayments on Senior Loans, aggregated $2,453,642,602 and $1,041,050,331, respectively, for the year ended October 31, 2014.

8. Share Transactions

The Fund is open for business each day the NYSE is open for trading. Shares can be redeemed on any day during which the NYSE is open, subject to the limitations described in the registration statement of the Fund. Fund shares will be redeemed at the NAV next calculated after the order is received in good order by the transfer agent or broker-dealers or financial intermediaries that have an agreement with the Fund’s distributor. At the sole discretion of the Fund, the initial investment minimums may be waived for certain investors.

A 2.00% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis. For the year ended October 31, 2014, the redemption fees amounted to $59,420 and $80,195 for the Institutional Class and Investor Class, respectively.

9. Federal Tax Information

As of October 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax return filings for the years ended October 31, 2014, October 31, 2013 and October 31, 2012, remain subject to examination by the Internal Revenue Service for a period of three years.

For the year ended October 31, 2014, permanent book tax differences related to foreign currency gains, income from partnership and losses and reclassification of credit default swap income were identified and reclassified among the components of the Fund’s net assets as follows:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain
$—	$(8,526,617)	$8,526,617

The tax character of distributions paid during the year ended October 31, 2014 and the year ended October 31, 2013 were as follows:

	October 31, 2014	October 31, 2013
Distributions declared from:
Ordinary income*	$64,291,942	$5,632,831

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

October 31, 2014

As of October 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$2,667,181	$11,817,602	$(40,136,540)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to forward contracts being treated as realized for tax purposes.

The cost and unrealized appreciation (depreciation) of investments in securities of the Fund at October 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost of securities held long	$2,134,789,109
Gross unrealized appreciation	$41,923,088
Gross unrealized (depreciation)	(80,983,404)
Net unrealized appreciation of investments in securities held long	$(39,060,316)
Net unrealized appreciation (depreciation) on short sales	1,423,302
Net unrealized depreciation on securities	$(37,637,014)

For the year ended October 31, 2014, the Fund used capital loss carryforwards of $3,535,962 to offset capital gains realized.

10. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts. The derivatives are not accounted for as hedging instruments.

At October 31, 2014, the fair value of derivative instruments whose primary underlying risk exposure is foreign exchange risk at October 31, 2014 was follows:

	Fair Value
Derivative	Asset Derivative[1]	Liability Derivative[1]
Forward foreign currency contracts	$17,240,318	$(2,838,700)

1  Statement of Assets and Liabilities location: Net unrealized appreciation on open forward foreign currency contracts

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2014 was as follows

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Forward foreign currency contracts	$167,348	$15,068,343

1  Statement of Operations location: Net realized gain (loss) on — Forward foreign currency contracts

2  Statement of Operations location: Net change in unrealized appreciation (depreciation) on — Forward foreign currency contracts

The average volume of outstanding forward foreign currency contracts bought and sold measured at each month end during the year ended October 31, 2014 was approximately $57,225,481 and $211,880,610, respectively.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

October 31, 2014

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swap contracts to manage its credit risk or to enhance return.

At October 31, 2014 the fair value of derivative instruments whose primary underlying risk exposure is credit risk at October 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative[1]	Liability Derivative[1]
Credit default swaps	$6,118,653	$(16,620,281)

1  Statement of Assets and Liabilities location: Unrealized appreciation on OTC swap contracts, Premiums paid, net for OTC swap contracts and Unrealized depreciation on OTC swap contracts, respectively. Includes unrealized appreciation or (depreciation) on centrally cleared swap contracts as presented in the Credit Default Swaps table. Only the current day’s variation margin on open centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open centrally cleared swap contracts, as applicable.

The effect of derivative instruments on the Statement of Operations by primary underlying risk exposure is credit risk for the year ended October 31, 2014 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Credit default swaps	$(7,614,774)	$22,991

1  Statement of Operations location: Net realized gain (loss) — Swap contracts

2  Statement of Operations location: Net change in unrealized appreciation (depreciation) — Swap contracts

The average notional amount of swap contracts outstanding during the year ended October 31, 2014 was approximately $181,280,692.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of October 31, 2014.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivatives (Liabilities) Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Co.	$17,240,318	$(2,838,700)	$—	$ —	$14,401,618
Citibank	1,233,313	(1,233,313)	—	—	—
Goldman Sachs	4,885,340	(2,843,146)	—	(2,042,194)	—
	$23,358,971	$(6,915,159)	$—	$(2,042,194)	$14,401,618

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivatives (Assets) Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Assets(c)
State Street Bank and Trust Co.	$2,838,700	$(2,838,700)	$—	$ —	$—
Citibank	3,878,720	(1,233,313)	—	(2,645,407)	—
Goldman Sachs	2,843,146	(2,843,146)	—	—	—
	$9,560,566	$(6,915,159)	$—	$(2,645,407)	$—

(a)  In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)  Net amount represents the net amount due from the counterparty in the event of default.

(c)  Net amount represents the net amount payable to the counterparty in the event of default.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

October 31, 2014

11. Credit Facility

On June 12, 2013, the Fund entered into a committed, unsecured 364 day revolving credit facility (the “Credit Facility”) with State Street that allows the Fund to borrow up to $10,000,000 (the “Facility Amount”), and to use the borrowings for temporary or emergency purposes including to meet redemptions or settle trades. On June 11, 2014, the Fund and State Street agreed to extend the current terms of the Credit Facility through June 19, 2014. Effective June 19, 2014, the Fund and State Street agreed to extend the term of the Credit Facility through June 18, 2015 and increase the Facility Amount from $10,000,000 to $100,000,000. The interest rate on any borrowings is higher of (i) the Overnight LIBOR rate plus 1.25% and (ii) the Federal Funds Effective rate plus 1.25%; due and payable in arrears on the fifteenth day of each calendar month for the immediately preceding calendar month and on the date that is 364 days from the date of execution of the definitive credit agreement. The Credit Facility includes a commitment fee for the unused portion on the facility, payable quarterly in arrears. A one-time, upfront fee equal to 0.10% on the Facility Amount, was deemed fully earned and payable at closing. In addition, the Fund pays State Street a commitment fee of 0.10% per annum on the average daily undrawn amount. Commitment fees for the year ended October 31, 2014, totaled $86,898 and are included in the interest expense and Commitment fee on Credit Facility line item in the Statement of Operations. For the year ended October 31, 2014, the Fund had no borrowings outstanding under the Credit Facility agreement.

12. Principal Risks

CONFLICTS OF INTEREST RISK — Because the Investment Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Investment Adviser receives fees from certain accounts that are higher than the fees received from the Fund, or receives a performance-based fee on certain accounts. In those instances, the Investment Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Investment Adviser has proprietary investments in certain accounts or where the portfolio manager or other employees of the Investment Adviser have personal investments in certain accounts. The Investment Adviser has an incentive to favor these accounts over the Fund. Because the Investment Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time. The Fund’s “20% overlap limit” policy, pursuant to which, at the time an investment is made by the Fund, the Fund’s portfolio will have no more than 20% overlap, on a market value basis, at the security specific level with the portfolio securities held by the private funds (in the aggregate) advised by the Investment Adviser or its affiliates, may have the same effect.

Conflicts of interest may arise where the Fund and other funds advised by the Investment Adviser or its affiliates (“Avenue funds”) simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

October 31, 2014

funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Investment Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Investment Adviser will seek to act in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Investment Adviser. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Investment Adviser or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Investment Adviser between the interests of the Fund and the portfolio company, in that the ability of the Investment Adviser to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other Avenue funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved various policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these policies and procedures and any conflicts that may arise.

In the course of managing the Avenue funds or otherwise, the Investment Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser for other clients, and the Investment Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Investment Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

MARKET AND INTEREST RATE RISK — Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number or degree over time. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

October 31, 2014

affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can be considered a type of market risk.

RISKS ASSOCIATED WITH FOREIGN INVESTMENTS — Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available financial and other information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States. As a result of the credit crises, in recent years, the risks of investing in certain foreign securities have increased dramatically. The credit crises and the ongoing efforts of governments around the world to address the crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund’s investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

CREDIT RISK — Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. Loans and debt obligations of stressed issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In any investment involving stressed obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

RISKS OF CHANGES IN FIXED INCOME MARKET CONDITIONS — Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

October 31, 2014

stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and if the Federal Reserve were to raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes, along with other economic, political or other factors, may cause the fixed income markets to experience increased volatility and reduced liquidity, causing the value of the Fund’s investments and its NAV per share to decline. If the Fund experiences high redemptions because of these developments, the Fund may have to sell investments at times when it would not be advantageous to do so, potentially resulting in losses to the Fund. The Fund may also experience increased portfolio turnover, which will increase the costs that the Fund incurs and may further lower the Fund’s performance. Certain Fund investments may also be difficult to value during such periods. In addition, to the extent the Fund invests in derivatives tied to fixed income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.

While assets in fixed income markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. This reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

RISKS OF SENIOR LOANS — There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans generally are not registered with the SEC or any state commission and are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of Senior Loans. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value.

RISKS OF SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it received from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

October 31, 2014

securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. In addition, engaging in short selling may limit the Fund’s ability to fully benefit from increases in the fixed income markets.

RISKS OF OPTIONS — As the purchaser of an option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the underlying security below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the underlying security over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

RISKS OF SWAPS — The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. If the Investment Adviser is incorrect in its forecast of market values, interest rates, currency exchange rates or counterparty risk, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

October 31, 2014

RISKS OF TRADE CLAIMS — An investment in trade claims is very speculative and carries a high degree of risk. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid instruments which generally do not pay interest, are typically unsecured and their pricing can be volatile. Trade claims typically may sell at a discount.

13. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

•        Level 1 — Prices are determined using quoted prices in an active market for identical assets.

•        Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

•        Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

October 31, 2014

securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior loans are valued using inputs which include broker-dealer quotes or quotes received from independent pricing services that take into account quotes received from broker-dealers or other market sources pertaining to the issuer or security. The Fund may also engage a third party appraiser or other valuation techniques, as described in the private equity section above, to value these securities. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Equity Securities (Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Purchased Options — Options traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary of the tiered valuation input levels, as of October 31, 2014. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Avenue Credit Strategies Fund

Notes to Schedule of Investments (continued)

October 31, 2014

Because of the inherent uncertainties of valuation, the values reflected in the Schedule of Investments may materially differ from the value received upon actual sale of those investments.

	Quoted Prices in Active Markets for Identical Assets	Other Significant Observable Inputs	Significant Unobservable Inputs

Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total

Corporate Bonds and Notes	$—	$1,254,189,992	$0	$1,254,189,992
Senior Loans	—	446,061,065	15,289,076	461,350,141
Convertible Bonds	—	98,141,380	—	98,141,380
Municipal Bonds	—	18,820,806	—	18,820,806
Preferred Stocks	29,879,528	—	—	29,879,528
Equities	16,632,498	5,385,744	—	22,018,242
Private Equity	—	200,070	—	200,070
Repurchase Agreements	—	211,128,634	—	211,128,634

Other Financial Instruments
Forward Foreign Currency Contracts*	—	14,401,618	—	14,401,618
Credit Default Swaps*	—	1,211,485	—	1,211,485

Total Asset Position	$46,512,026	$2,049,540,794	$15,289,076	$2,111,341,896

Investments in a Liability Position
Securities Sold Short	(43,361,020)	(20,261,451)	—	(63,622,471)

Other Financial Instruments
Credit Default Swaps*	—	(1,971,741)	—	(1,971,741)

Total Liability Position	$(43,361,020)	$(22,233,192)	$—	$(65,594,212)

*          Other financial instruments such as forward foreign currency contracts and credit default swaps are valued at the unrealized appreciation (depreciation) of the instrument.

	Quantitative Information about Level 3 Fair Value Inputs
	Fair Value At October 31, 2014	Valuation Technique	Unobservable Input	Range
Senior Loans	$15,289,076	Third -Party Vendor	Vendor quotes	$130.00-$137.50

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Fund and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Fund’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate. The Committee is also responsible for monitoring the implementation of the pricing policies by the Fund and third parties which perform certain pricing functions in accordance with the pricing policies. The Investment Adviser is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Investment Adviser perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus

Avenue Credit Strategies Fund

Notes to Schedule of Investments (concluded)

October 31, 2014

prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by and the Committee.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Senior Loans	Total
Balance as of October 31, 2013	$8,863,866	$8,863,866
Cost of purchases	13,680,716	13,680,716
Proceeds from sales	(1,005,000)	(1,005,000)
Transfers to Level 3	—	—
Transfers from Level 3	(7,893,866)	(7,893,866)
Accrued discount (premium)	766	766
Realized gains (losses)	16,350	16,350
Change in net unrealized appreciation (depreciation)	1,626,244	1,626,244
Balance as of October 31, 2014	$15,289,076	$15,289,076
Change in net unrealized appreciation (depreciation) on Investments still held as of October 31, 2014*	$1,626,244	$1,626,244

*  Amount is included in the related amount on investments in the Statement of Operations.

Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 3 to Level 2 were due to an increase in the availability of significant observable inputs in determining the fair value of these investments.

During the period ended October 31, 2014, there were no transfers between investment levels.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

14. Recently Issued Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08 Financials Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements, which sets forth a new approach for determining whether a public or private company is an Investment Company and sets certain measurement and disclosure requirements for an Investment Company. The amendments are effective for fiscal years beginning on or after December 15, 2013. An entity regulated under the 1940 Act would automatically qualify as an Investment Company for accounting purposes under Topic 946 and thus the Fund’s management believes the release will have no impact to the Fund.

15. Subsequent Event

Management has evaluated events occurring subsequent to the date of the Statement of Assets and Liabilities through the date the financial statements were issued. No matters requiring adjustment to, or disclosure, in the financial statements were noted.

On December 11, 2014, the Fund and the Investment Adviser agreed to amend and restate the current Expense Limitation Agreement to extend the term through February 29, 2016.

Avenue Credit Strategies Fund

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of the Avenue Mutual Funds Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Avenue Credit Strategies Fund, a portfolio of Avenue Mutual Funds Trust (the “Fund”), at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, agent banks, counterparties and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 24, 2014

Avenue Credit Strategies Fund

Additional Information (Unaudited)

Expense Examples

As a shareholder of the Avenue Credit Strategies Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Avenue Credit Strategies Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Class	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14-10/31/14	Expense Ratio During Period** 5/1/14-10/31/14

Investor Class	$1,000.00	$983.40	$10.50	2.10%
Institutional Class	$1,000.00	$984.90	$9.21	1.84%

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each actual class expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual class return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expenses Paid During Period* 5/1/14-10/31/14	Expense Ratio During Period** 5/1/14-10/31/14

Investor Class	$1,000.00	$1,014.61	$10.66	2.10%
Institutional Class	$1,000.00	$1,015.92	$9.35	1.84%

*         Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year.

**    Annualized.

Avenue Credit Strategies Fund

Federal Tax Information (Unaudited)

For the year ended October 31, 2014, $1,145,964 of ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%.

Avenue Credit Strategies Fund

October 31, 2014 (unaudited)

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (877) 525-7330, and on the website of the SEC at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge, upon request, by calling (877) 525-7330, or on the Fund’s website at http://www.avenuecapital.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at http://www.avenuecapital.com.

Avenue Credit Strategies Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers, the Investment Adviser and the Subadviser is 399 Park Avenue, 6th Floor, New York, NY 10022, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Investment Adviser or the Subadviser or their affiliates as of the date of this Annual Report. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-525-7330.

Interested Trustee(1)(2)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years

Randolph Takian (40) 399 Park Avenue, 6th Floor New York, NY 10022	President, Chief Executive Officer and Trustee	Since March 2012

President, Chief Executive Officer and Trustee of Avenue Income Credit Strategies Fund (since 2010); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (since 2010); President and Principal Executive Officer of certain open-end and closed-end funds advised by Morgan Stanley Investment Management, Inc. (“MSIM”) or an affiliated person of MSIM (2008-2010); President and Chief Executive Officer of Morgan Stanley Services Company Inc. (2008-2010); Managing Director and Head of Americas distribution, product and marketing for MSIM (2009-2010); Head of Liquidity and Bank Trust business (2008-2010) and the Latin American Franchise (July 2008-2010) at MSIM, Managing Director, Director and/or Officer of MSIM and various entities affiliated with MSIM. Formerly, Head of Retail and Intermediary business, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management.

				2	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.

Avenue Credit Strategies Fund

Trustees and Officers (continued)

Independent Trustees(1)

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Last Five Years

Joel Citron (53) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee (Chairman)	Since May 2012	Chairman of the Board of Trustees of Avenue Income Credit Strategies Fund (since 2010); Chief Investment Officer/Managing Member of TAH Management/TAH Capital Partners, a private investment management firm (since 2009), and CEO of Tenth Avenue Holdings, a related holding company (since 2008).	2

Director of Boulevard Acquisition Corp., a blank check company, and an affiliate of Avenue Capital Group (since 2014); Director of Hello Products LLC, a consumer package goods company (since 2013); Chairman of Tenth Avenue Commerce, an e-commerce company (since 2010); Director of Attivio, Inc., a software company (since 2009); Chairman of Oasmia AB, a Swedish publicly traded biotech company (since 2011); Director of Starfall Education Foundation; President of the Board of The Heschel School; Board of Councilors Member of Shoah Foundation at the University of Southern California.

Darren Thompson (51) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since May 2012	Trustee of Avenue Income Credit Strategies Fund (since 2010); Managing Member, RailField Partners, LLC (private investment and advisory firm) (since 2012); Self Employed Consultant (since 2010); Executive of American Express Company (2010); Chief Financial Officer of Revolution Money, Inc., a payment network (now a subsidiary of American Express Company) (2006-2010).	2	Director of Boulevard Acquisition Corp., a blank check company, and an affiliate of Avenue Capital Group (since 2014).

Julie Dien Ledoux (45) 399 Park Avenue, 6th Floor New York, NY 10022	Trustee	Since May 2012	Trustee of Avenue Income Credit Strategies Fund (since 2010).	2	Board Member and on the Executive Committee of Treadwell Farms Historic District Association f/k/a East Sixties Property Owners Association, a non-profit neighborhood group.

Avenue Credit Strategies Fund

Trustees and Officers (continued)

Principal Officers who are not Trustees

Name, Age and Address	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Stephen M. Atkins (49) 399 Park Avenue, 6th Floor New York, NY 10022	Treasurer and Chief Financial Officer	Since September 2012

Treasurer and Chief Financial Officer of Avenue Income Credit Strategies Fund (since September 2012); Senior Vice President of Avenue Capital Group, an investment management firm (since December 2010); Formerly with Morgan Stanley Investment Management Inc., a financial management and advisory company (1996-2010), most recently as an Executive Director (2003-2010).

Jeffrey J. Gary (52) 399 Park Avenue, 6th Floor New York, NY 10022	Vice President	Since May 2012

Vice President of Avenue Income Credit Strategies Fund (since September 2012); Portfolio Manager of Avenue Income Credit Strategies Fund (November 2012); Senior Portfolio Manager of Avenue Capital Group (since 2012); Portfolio Manager of Third Avenue Management LLC (2009-2010).

Ty Oyer (43) 399 Park Avenue, 6th Floor New York, NY 10022	Secretary	Since May 2012

Secretary of Avenue Income Credit Strategies Fund (since 2010); Deputy Chief Compliance Officer (since January 2011) and Compliance Manager (since 2008) of Avenue Capital Group, an investment management firm.

Eric Ross (45) 399 Park Avenue, 6th Floor New York, NY 10022	Chief Compliance Officer	Since May 2012	Chief Compliance Officer of Avenue Income Credit Strategies Fund (since 2010); Chief Compliance Officer of Avenue Capital Group, an investment management firm (since 2006).

(1)      “Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those Trustees who are “interested persons” of the Fund.

(2)      Mr. Takian is an “Interested Trustee” due to his employment with the Investment Adviser.

Rev. 11/2014

FACTS	WHAT DOES Avenue Credit Strategies Fund (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

    Social Security Number and transaction history
    Risk tolerance and investment experience
    Income and assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 212-878-3520 or go to www.avenuecapital.com

Who we are
Who is providing this notice?	Avenue Credit Strategies Fund (the Fund), a series of Avenue Mutual Funds Trust

What we do
How does the Fund protect my personal information?

To product your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to your non-public personal information to those employees who need to know that information.

How does the Fund collect my personal information?	We collect your personal information, for example, when you Provide contact information or provide account information Open an account or Purchase or sell shares Make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

    sharing for affiliates’ everyday business purposes — information about your creditworthiness affiliates from using your information not market to you

    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. The term affiliates includes the Fund’s investment adviser, Avenue Capital Management II, L.P.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund does not jointly market.

Other Important Information

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

Avenue Mutual Funds Trust
399 Park Avenue - 6th Floor
New York, NY 10022

Trustees

Joel Citron,

Chairman of the Board

Julie Dien Ledoux

Randolph Takian

Darren Thompson

Officers

Randolph Takian

Principal Executive Officer and President

Stephen M. Atkins

Treasurer and Principal Financial Officer

Jeffrey J. Gary

Vice President

Eric Ross

Chief Compliance Officer

Ty Oyer

Secretary

Investment Adviser

Avenue Capital Management II, L.P.

399 Park Avenue, 6th Floor

New York, New York 10022

Administrator and Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Transfer Agent and Dividend Paying Agent

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Distributor

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Avenue Mutual Funds Trust Avenue Credit Strategies Fund ANNUAL REPORT October 31, 2014
Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017

Item 2.  Code of Ethics

(a)  As of the end of the period covered by this report, the Avenue Mutual Funds Trust (hereinafter referred to as the “Fund” or “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive and senior financial officers pursuant to the Sarbanes-Oxley Act of 2002 (“Code of Ethics”).

(b)  Not applicable.

(c)  During the period covered by this report, no substantive amendments were made to the Code of Ethics.

(d)  During the period covered by this report, the Registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

(e)  Not applicable.

(f)  The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3.  Audit Committee Financial Expert

(a)(1)  The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2)  Mr. Darren Thompson is the Registrant’s audit committee financial expert.  The Board also determined that Mr. Thompson is not an “interested person” of the Registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4.  Principal Accountant Fees and Services

(a)  Audit Fees - For the fiscal year ended October 31, 2014, PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm (“PwC” or the “Auditor”), billed the Fund aggregate fees of US$135,000 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

For the fiscal year ended October 31, 2013, PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm (“PwC” or the “Auditor”), billed the Fund aggregate fees of US$87,600 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

(b)  Audit-Related Fees - For the fiscal year October 31, 2014, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under Item 4(a) above.

For the fiscal year October 31, 2013, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under Item 4(a) above.

(c)  Tax Fees - For the fiscal year ended October 31, 2014, PwC billed the Fund aggregate fees of US$16,373 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and excise tax calculations.

For the fiscal year ended October 31, 2013, PwC billed the Fund aggregate fees of US$10,001 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and excise tax calculations.

(d)  All Other Fees - For the fiscal year ended October 31, 2014, PwC did not bill the Fund for fees other than for the services reported in paragraphs (a) through (c) of this Item.

For the fiscal year ended October 31, 2013, PwC did not bill the Fund for fees other than for the services reported in paragraphs (a) through (c) of this Item.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures - The Fund’s Audit Committee has adopted, and the Fund’s Board has approved an Audit and Non-Audit Services Preapproval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Fund when retaining the Auditor to perform audit-related services, tax services and other non-audit services. This Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval (“General Pre-Approval”), or (2) pursuant to specific pre-approval (“Specific Pre- Approval”). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(e)(2)  All of the audit and tax services included in Items 4(b) through (d) above for the fiscal year ended October 31, 2013 and October 31, 2014 were pre-approved by the Audit Committee pursuant to the Policy.

There were no services included in Items 4(b) through (d) above that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  For the fiscal year ended October 31, 2014, PwC billed aggregate non-audit fees of US$4,406,041 to Avenue Capital Management II, L.P. (the “Adviser”) and to other entities controlling, controlled by or under common control with the Adviser.

For the fiscal year ended October 31, 2012, PwC billed aggregate non-audit fees of US$3,969,723 to the Adviser and to other entities controlling, controlled by or under common control with the Adviser.

(h)  The Audit Committee considered the non-audit services rendered to the Adviser as disclosed in paragraph (g) of this Item 4 in light of the Policy and determined that they were compatible with maintaining PwC’s independence.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

(a)                                 Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)  The Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Mutual Funds Trust

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date:	January 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

By:	/s/ Stephen M. Atkins
Stephen M. Atkins Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	January 9, 2015